                                 EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of TCI Portfolios, Inc. dated June 3, 1987
            (filed as  Exhibit  1.1 to  Post-Effective  Amendment  No. 17 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            33-14567,  filed on January 16,  1996,  and  incorporated  herein by reference).

EX-99.a2    Articles of Amendment of TCI  Portfolios,  Inc.  dated July 22, 1988
            (filed as  Exhibit  1.2 to  Post-Effective  Amendment  No. 17 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            33-14567,  filed on January 16,  1996,  and  incorporated  herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios,  Inc. dated August 11, 1993
            (filed as  Exhibit  1.3 to  Post-Effective  Amendment  No. 17 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            33-14567,  filed on January 16,  1996,  and  incorporated  herein by reference).

EX-99.a4    Articles  Supplementary of TCI Portfolios,  Inc., dated November 30,
            1992 (filed as Exhibit 1.4 to Post-Effective Amendment No. 18 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            33-14567,  filed on March  20,  1996,  and  incorporated  herein  by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
            (filed as  Exhibit  1.5 to  Post-Effective  Amendment  No. 18 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            33-14567,  filed on March  20,  1996,  and  incorporated  herein  by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
            (filed as  Exhibit  1.6 to  Post-Effective  Amendment  No. 19 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            33-14567,  filed on September 27, 1996, and  incorporated  herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios,  Inc.,  dated April 1, 1997
            (filed as  Exhibit  1.7 to  Post-Effective  Amendment  No. 20 to the
            Registration  Statement  on Form  N-1A of the  Registrant,  File No.
            33-14567,  filed on April  28,  1997,  and  incorporated  herein  by reference).

EX-99.a8    Articles Supplementary of American Century Variable Portfolios, Inc.
            dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective  Amendment
            No. 20 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-14567,  filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century Variable Portfolios, Inc.
            dated  July  28,  1997  (filed  as  Exhibit  1.9  to  Post-Effective
            Amendment No. 23 to the  Registration  Statement on Form N-1A of the
            Registrant,  File  No.  33-14567,  filed  on  April  27,  1998,  and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Variable Portfolios, Inc.
            dated  February  16, 1999  (filed as Exhibit  a10 to  Post-Effective
            Amendment No. 25 to the  Registration  Statement on Form N-1A of the
            Registrant,  File  No.  33-14567,  filed  on  March  17,  1999,  and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Variable Portfolios, Inc.
            dated  October  12,  2000  (filed as Exhibit  a11 to  Post-Effective
            Amendment No. 29 to the Registration  Statement on December 1, 2000,
            File No. 33-14567 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Variable Portfolios, Inc.
            dated May 21, 2001 (filed as Exhibit a12 to Post-Effective Amendment
            No. 31 to the Registration Statement of the Registrant filed on June
            1, 2001, File No. 33-14567 and incorporated herein by reference).

EX-99.b1    Amended  and  Restated  By-Laws  of TCI  Portfolios,  Inc.(filed  as
            Exhibit 2 to  Post-Effective  Amendment  No. 17 to the  Registration
            Statement on Form N-1A of the Registrant,  File No. 33-14567,  filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2    Amendment  to  Amended  and  Restated  By-Laws of  American  Century
            Variable  Portfolios,  Inc.  (filed as Exhibit b2 to  Post-Effective
            Amendment No. 24 to the  Registration  Statement on Form N-1A of the
            Registrant,  File No.  33-14567,  filed on  January  15,  1999,  and incorporated herein by reference).

EX-99.d1    Management  Agreement between American Century Variable  Portfolios,
            Inc. and American Century Investment Management, Inc. dated November
            16, 1998 (filed as Exhibit d to  Post-Effective  Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant,  File No.
            33-14567,  filed on January 15,  1999,  and  incorporated  herein by reference).

EX-99.d2    Addendum  to  the  Management  Agreement  between  American  Century
            Variable   Portfolios,   Inc.   and  American   Century   Investment
            Management,  Inc. (filed as Exhibit d2 to  Post-Effective  Amendment
            No. 30 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-14567,  filed on April 12, 2001, and incorporated herein by reference).

EX-99.d3    Addendum  to  the  Management  Agreement  between  American  Century
            Variable   Portfolios,   Inc.   and  American   Century   Investment
            Management, Inc.

EX-99.e1    Distribution Agreement between American Century Variable Portfolios,
            Inc. and American Century Investment Services, Inc.  dated March 13,
            2000 (filed as Exhibit e7 to Post-Effective Amendment  No. 17 to the
            Registration Statement on Form N-1A of American Century World Mutual
            Funds, Inc.,  File No.  33-39242,  filed  on  March  30,  2000,  and incorporated herein by reference).

EX-99.e2    Amendment  No.  1 to the  Distribution  Agreement  between  American
            Century Variable  Portfolios,  Inc. and American Century  Investment
            Services,   Inc.  dated  June  1,  2000  (filed  as  Exhibit  e9  to
            Post-Effective  Amendment  No. 19 to the  Registration  Statement on
            Form N-1A of American  Century  World Mutual Funds,  Inc.,  File No.
            33-39242,  filed  on  May  25,  2000,  and  incorporated  herein  by reference).

EX-99.e3    Amendment  No.  2 to the  Distribution  Agreement  between  American
            Century Variable  Portfolios,  Inc. and American Century  Investment
            Services,  Inc.  dated  November  20,  2000  (filed as Exhibit e3 to
            Post-Effective Amendment No. 29 to the Registration Statement of the
            Registrant,  File  No.  33-14567,  filed  on  December  1,  2000 and incorporated herein by reference).

EX-99.e4    Amendment  No.  3 to the  Distribution  Agreement  between  American
            Century World Mutual  Funds,  Inc. and American  Century  Investment
            Services,  Inc.,  dated  March  1,  2001  (filed  as  Exhibit  e4 to
            Post-Effective  Amendment  No. 35 to the  Registration  Statement on
            Form N-1A of American  Century  Target  Maturities  Trust,  File No.
            2-94608,  filed  on  April  17,  2001  and  incorporated  herein  by reference).

EX-99.e5    Amendment  No.  4 to the  Distribution  Agreement  between  American
            Century World Mutual  Funds,  Inc. and American  Century  Investment
            Services,  Inc.,  dated  April  30,  2001  (filed as  Exhibit  e5 to
            Post-Effective  Amendment  No. 35 to the  Registration  Statement on
            Form N-1A of American  Century  Target  Maturities  Trust,  File No.
            2-94608,  filed  on  April  17,  2001  and  incorporated  herein  by reference).

EX-99.e6    Amendment  No.  5 to the  Distribution  Agreement  between  American
            Century Variable  Portfolios,  Inc. and American Century  Investment
            Services, Inc.

EX-99.g1    Global Custody  Agreement  between The Chase  Manhattan Bank and the
            Twentieth  Century and Benham Funds,  dated August 9, 1996 (filed as
            Exhibit 8 to  Post-Effective  Amendment  No. 31 to the  Registration
            Statement on Form N-1A of American Century  Government Income Trust,
            File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody  Agreement  between The Chase  Manhattan
            Bank and the Twentieth  Century and Benham Funds,  dated December 9,
            2000,  filed as Exhibit g2 to  Pre-Effective  Amendment No. 2 to the
            Registration  Statement of American Century Variable  Portfolios II,
            Inc., File No. 333-46922,  filed on January 9, 2001 and incorporated herein by reference).

EX-99.g3    Master Agreement by and between Twentieth Century Services, Inc. and
            Commerce  Bank,  N.A. dated January 22, 1997 (filed as Exhibit 8e to
            Post-Effective  Amendment  No. 76 to the  Registration  Statement on
            Form N-1A of American Century Mutual Funds,  Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer  Agency  Agreement with Twentieth  Century  Services,  Inc.
            (formerly J. E. Stowers & Company)  dated October 15, 1987 (filed as
            Exhibit 9 to  Post-Effective  Amendment  No. 19 to the  Registration
            Statement on Form N-1A of the Registrant,  File No. 33-14567,  filed on September 27, 1996, and incorporated herein by reference).

EX-99.h2    Credit  Agreement  between  American  Century  Funds  and The  Chase
            Manhattan Bank as Administrative Agent dated as of December 19, 2000
            (filed  as  Exhibit  h2 to  Post-Effective  Amendment  No. 33 to the
            Registration  Statement  on Form  N-1A of  American  Century  Target
            Maturities Trust,  File No. 2-94608,  filed on January 31, 2001, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 28 to the  Registration  Statement on Form N-1A of the
            Registrant,  File No.  33-14567,  filed on September  28, 2000,  and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP.

EX-99.j2    Power of Attorney  dated  November  18, 2000 (filed as Exhibit j2 to
            Post-Effective Amendment No. 29 to the Registration Statement of the
            Registrant,  File  No.  33-14567,  filed  on  December  1,  2000 and incorporated herein by reference).

EX-99.m     Class II,  Master  Distribution  Plan of American  Century  Variable
            Portfolios, Inc.

EX-99.n     Multiple Class Plan of American Century Variable Portfolios, Inc.

EX-99.p1    American Century Investments Code of  Ethics (filed as Exhibit p1 to
            Post-Effective Amendment  No. 16  to the  Registration  Statement on
            Form N-1A of American  Century  World  Mutual  Funds, Inc., File No.
            33-39242,  filed  on  March  10,  2000,  and  incorporated herein by reference).

EX-99.p2    Barclays  Code of Ethics  (filed  as  Exhibit  p2 to  Post-Effective
            Amendment No. 30 to the  Registration  Statement on Form N-1A of the
            Registrant,  File  No.  33-14567,  filed  on  April  12,  2001,  and incorporated herein by reference).